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     Janus Worldwide Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     6

          Statement of Operations ..............................     7

          Statement of Changes in Net Assets ...................     8

          Financial Highlights .................................     9

          Notes to Schedule of Investments .....................    10

          Notes to Financial Statements ........................    11

          Explanation of Charts and Tables .....................    14

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Worldwide Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

Janus Worldwide Fund declined 18.57% during the six-month period ended April 30, 2001, below the 10.74% loss registered by its benchmark, the Morgan Stanley Capital International World Index.(1)

A surprisingly rapid slowdown in economic growth in the U.S. weighed on worldwide markets during the period as investors factored a less-optimistic earnings outlook into stock prices. Fast-growing companies bore the brunt of the decline, a fact that sent the tech-heavy Nasdaq Composite down more than 37% during the period. Meanwhile, signs that the slowdown was spreading to Europe and Asia allowed the sell-off to gain momentum overseas, with markets in Japan touching lows not seen in more than 15 years. Emerging markets also gave ground as the increasingly unsettled economic environment took its toll on less-developed countries as well.

Although several of our U.S.-based technology franchises participated in the Nasdaq's sharp retreat, we still have faith in many of these companies and have maintained a substantial commitment to those we feel are well-positioned for long-term growth despite this period's disappointing performance. At the same time, in the interest of reducing the Fund's exposure, we trimmed or eliminated positions in several technology-related companies whose near-term earnings risk and valuations we felt led to greater risk than reward. For example, we reduced our exposure to Cisco Systems, the preeminent provider of Internet switching systems and software; Vodafone, the leader in European wireless telecommunications; and EMC, a top maker of data storage systems. We also sold Nortel, a Canadian-based producer of telecommunications and broadband equipment for telephone and cable companies, as we became concerned by slowing growth in optical deployment.

Meanwhile, cellular handset leader Nokia stands out as an example of a company in which our faith remains intact despite recent declines. Although earlier estimates that predicted half a billion handsets would be sold in 2000 were clearly overly optimistic, the worldwide subscriber base expanded by nearly 50% during the year, matching rates seen during the last five years and providing a strong tail wind for Nokia. At least as important, however, was the fact that Nokia successfully turned recent difficulties to its advantage by taking market share from key competitors such as Motorola and Ericsson while at the same time continuing to win a majority of new "3-G" (third generation), wireless infrastructure contracts. Intermediate- and long-term trends remain strong as well, with aggressive competition among service providers potentially changing the industry's pricing structure to the benefit of handset providers. At the same time, the advent of wireless Internet services promises to ignite a robust upgrade cycle for Web-enabled phones. Taken together, these trends have left Nokia trading at what we believe is a reasonable valuation.

Still, a number of companies were able to overcome the difficult environment to trade higher, including pharmaceutical and consumer products companies such as Pfizer, Johnson & Johnson and Pharmacia. All three stocks benefited from a growing preference among investors for the stable revenue and cash flow growth they can provide in periods of economic uncertainty. But while the defensive nature of these and other pharmaceutical stocks in the Fund may be at least partially responsible for their strong performance, we believe other, more tangible trends are at work. For example, shifting demographics worldwide promise to support the drug industry's growth for years to come, at the same time that rapid technological advances such as genomics and proteomics dramatically improve the drug-discovery process. By actively searching for companies poised to capitalize on these trends, we hope to participate in the fundamental value creation that will almost certainly occur. For these and other reasons, we have increased our exposure to the pharmaceutical industry through several carefully researched additions.

In closing, we are disappointed with our performance during what has been an extremely difficult period for growth investors. Looking back, we were clearly too slow in reacting to what proved to be an extraordinarily rapid erosion of fundamentals in several of the high-growth areas of the market in which we invest. Valuations, especially after the extremely strong moves in 1999 had become vulnerable. However, we believe there are now reasons to be optimistic. Central banks around the globe are aggressively cutting interest rates, a fact that should set the stage for a rebound in economic growth and a consequent recovery in the equity markets from today's depressed levels. For our part, we will do our best to use the current trough to diversify the Fund with well-managed, high-quality companies, particularly those that are now trading at attractive valuations, that feature proven products and franchises.

Thank you for your continued investment in Janus Worldwide Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reivested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                           Janus Worldwide Fund April 30, 2001 1

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 91.7%             93.5%
  Foreign                                                58.5%             58.4%
    European                                             32.4%             30.7%
Top 10 Equities (% of Assets)                            29.9%             31.7%
Number of Stocks                                           123               127
Cash and Cash Equivalents                                 8.3%              6.5%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Cellular Telecommunications                               9.3%             11.4%
Medical - Drugs                                           9.0%              4.3%
Diversified Operations                                    8.4%              5.4%
Oil Companies - Integrated                                6.1%              3.4%
Multimedia                                                4.7%              3.9%

Top 5 Countries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
United States                                            33.2%             35.2%
Japan                                                     8.7%              9.6%
France                                                    7.9%              4.8%
United Kingdom                                            6.0%              9.7%
Hong Kong                                                 4.6%              4.5%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
NTT DoCoMo, Inc.                                          4.9%              3.7%
Tyco International, Ltd.                                  4.0%              1.4%
China Mobile, Ltd.                                        3.5%              3.4%
Nokia Oyj                                                 3.3%              5.0%
General Electric Co.                                      3.3%              2.6%
Banco Bilbao Vizcaya Argentaria S.A                       2.4%              1.7%
STMicroelectronics N.V                                    2.3%              1.2%
Citigroup, Inc.                                           2.1%              0.1%
Total Fina Elf                                            2.1%              1.5%
Telefonos de Mexico S.A. (ADR)                            2.0%              2.4%

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Five Year         Since 5/15/91*
(27.28)%         15.82%            18.01%

Janus Worldwide Fund - $52,075
Morgan Stanley Capital International World Index - $26,146

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Worldwide Fund ($52,075) as compared to the Morgan Stanley Capital International World Index ($26,146).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.9%
Advertising Services - 0.5%
  12,305,402     WPP Group PLC** ............................    $   147,456,975

Aerospace and Defense - 1.2%
   5,524,010     Boeing Co. .................................        341,383,818

Audio and Video Products - 0.8%
   3,200,000     Sony Corp.** ...............................        239,349,153

Automotive - Cars and Light Trucks - 0.8%
   6,510,696     BMW A.G.** .................................    $   217,028,874

Beverages - Non-Alcoholic - 0.5%
   3,060,495     PepsiCo, Inc. ..............................        134,080,286

Beverages - Wine and Spirits - 0.2%
   5,800,248     Diageo PLC** ...............................         60,998,422

Broadcast Services and Programming - 2.8%
   7,829,785     AT&T Corp./Liberty Media Group - Class A* ..        125,276,560
   7,062,777     Clear Channel Communications, Inc.* ........        394,102,957
   7,027,145     Grupo Televisa S.A. (GDR)* .................        267,242,324

                                                                     786,621,841

See Notes to Schedule of Investments.

2  Janus Worldwide Fund April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 1.5%
   1,495,755     Adelphia Communications Corp. - Class A* ...    $    54,385,652
   8,367,360     Comcast Corp. - Special Class A* ...........        367,410,778

                                                                     421,796,430

Cellular Telecommunications - 9.3%
  73,659,000     China Mobile, Ltd.*,** .....................        361,731,417
  24,688,840     China Mobile, Ltd. (ADR)*,** ...............        625,121,429
      66,840     NTT DoCoMo, Inc.** .........................      1,374,295,433
  60,733,289     Vodafone Group PLC** .......................        184,441,735
   2,885,495     Vodafone Group PLC (ADR)** .................         87,372,789

                                                                   2,632,962,803

Chemicals - Diversified - 0.6%
   1,706,454     Akzo Nobel N.V.** ..........................         71,028,466
   2,405,000     E.I. du Pont de Nemours and Co. ............        108,681,950

                                                                     179,710,416

Commercial Banks - 0.2%
     421,725     State Street Corp. .........................         43,766,621

Commercial Services - Financial - 0.4%
   3,562,253     Paychex, Inc. ..............................        123,111,464

Computers - Integrated Systems - 0.3%
   2,034,100     Brocade Communications Systems, Inc.* ......         77,275,459

Computers - Memory Devices - 0.9%
   3,945,790     EMC Corp.* .................................        156,253,284
   1,431,690     VERITAS Software Corp.* ....................         85,343,041

                                                                     241,596,325

Cosmetics and Toiletries - 0.8%
   5,648,275     Estee Lauder Companies, Inc. - Class A .....        224,518,931

Data Processing and Management - 0.5%
   2,503,030     Automatic Data Processing, Inc. ............        135,789,377

Diversified Financial Services - 2.1%
  12,071,403     Citigroup, Inc. ............................        593,309,457

Diversified Operations - 8.4%
   4,561,428     Bombardier, Inc.** .........................         65,757,856
   1,637,380     Cendant Corp.* .............................         29,047,121
  45,329,000     Citic Pacific, Ltd.** ......................        130,483,056
  19,351,240     General Electric Co. .......................        939,115,677
   1,091,748     Siemens A.G** ..............................         80,237,833
  21,100,670     Tyco International, Ltd. ...................      1,126,142,758

                                                                   2,370,784,301

Electric - Generation - 0.7%
   4,063,205     AES Corp.* .................................        193,692,982

Electronic Components - 1.0%
   2,460,565     Celestica, Inc. - New York Shares*,** ......        125,734,871
     710,641     Koninklijke (Royal) Philips Electronics N.V.**       20,859,875
   1,765,724     Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares** ......................         54,384,299
     423,270     Samsung Electronics** ......................         73,598,178

                                                                     274,577,223

Electronic Components - Semiconductors - 2.6%
     457,200     Rohm Company, Ltd.** .......................         80,681,258
  11,945,320     STMicroelectronics N.V.** ..................        481,320,025
   4,069,672     STMicroelectronics N.V. - New York Shares**         164,618,232

                                                                     726,619,515

Electronic Measuring Instruments - 0.3%
   2,335,845     Agilent Technologies, Inc.* ................    $    91,121,313

Finance - Credit Card - 0.4%
   2,325,690     American Express Co. .......................         98,702,284

Finance - Investment Bankers/Brokers - 1.2%
   2,330,760     Goldman Sachs Group, Inc. ..................        212,332,236
   1,911,270     Merrill Lynch & Company, Inc. ..............        117,925,359

                                                                     330,257,595

Food - Catering - 0.3%
  11,849,935     Compass Group PLC*,** ......................         90,879,401

Food - Diversified - 1.0%
   5,004,530     Unilever N.V.** ............................        283,065,037

Food - Retail - 0.7%
   6,536,685     Koninklijke Ahold N.V.** ...................        202,827,975

Human Resources - 0.4%
  15,149,570     Capita Group PLC** .........................        107,189,267

Insurance Brokers - 0.4%
   1,197,895     Marsh & McLennan Companies, Inc. ...........        115,524,994

Internet Security - 0.4%
   1,677,325     Check Point Software Technologies, Ltd.* ...        105,218,597

Machinery - Electrical - 1.4%
   5,820,769     Schneider Electric S.A.** ..................        397,092,096

Medical - Biomedical and Genetic - 0.6%
     788,960     Genentech, Inc.* ...........................         41,420,400
   1,635,475     Human Genome Sciences, Inc.* ...............        105,046,559
     744,260     Millennium Pharmaceuticals, Inc.* ..........         27,686,472

                                                                     174,153,431

Medical - Drugs - 9.0%
   5,353,030     Abbott Laboratories ........................        248,273,531
   1,450,735     American Home Products Corp. ...............         83,779,946
   4,104,295     AstraZeneca Group PLC** ....................        191,091,256
   1,133,770     Aventis S.A.** .............................         87,748,855
   3,186,270     Bristol-Myers Squibb Co. ...................        178,431,120
      24,250     Novartis A.G.** ............................         37,685,537
  11,826,473     Pfizer, Inc. ...............................        512,086,281
   4,094,030     Pharmacia Corp. ............................        213,954,008
      37,971     Roche Holding A.G.** .......................        272,717,592
   1,147,045     Sepracor, Inc.* ............................         30,236,106
     118,151     Serono S.A. - Class B** ....................         97,390,482
   6,751,000     Takeda Chemical Industries, Ltd.** .........        325,704,916
   1,743,655     Teva Pharmaceutical Industries, Ltd. (ADR) .         94,942,015
   6,025,000     Yamanouchi Pharmaceutical Company, Ltd.** ..        166,798,869

                                                                   2,540,840,514

Medical Instruments - 1.3%
   5,105,510     Guidant Corp. ..............................        209,325,910
   3,421,430     Medtronic, Inc. ............................        152,595,778

                                                                     361,921,688

Medical Products - 0.7%
   2,004,215     Johnson & Johnson ..........................        193,366,663

Metal Processors and Fabricators - 1.1%
  17,241,706     Assa Abloy A.B. - Class B# .................        299,643,222

See Notes to Schedule of Investments.

                                          Janus Worldwide Fund April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 3.8%
  47,645,351     Banco Bilbao Vizcaya Argentaria S.A.** .....    $   676,683,048
   1,171,680     Bank of America Corp. ......................         65,614,080
   1,152,505     Bank of New York Company, Inc. .............         57,855,751
   9,633,373     Lloyds TSB Group PLC** .....................        100,151,733
   1,690,831     Standard Chartered PLC** ...................         23,953,223
     981,403     UBS A.G.** .................................        149,346,271

                                                                   1,073,604,106

Multi-Line Insurance - 3.0%
   8,754,673     Aegon N.V.** ...............................        291,830,063
   2,279,767     Axa** ......................................        268,809,342
     813,538     Zurich Financial Services A.G.** ...........        289,338,405

                                                                     849,977,810

Multimedia - 4.7%
   7,215,086     AOL Time Warner, Inc.* .....................        364,361,843
   2,000,000     Shaw Communications, Inc. - Class B** ......         41,653,650
   7,934,580     Viacom, Inc. - Class B* ....................        413,074,235
   1,338,481     Vivendi Universal S.A.** ...................         92,616,288
   2,285,652     Vivendi Universal S.A. (ADR)** .............        155,447,193
   8,177,665     Walt Disney Co. ............................        247,374,366

                                                                   1,314,527,575

Network Software - 0.7%
  43,027,655     Dimension Data Holdings PLC*,** ............        203,844,270

Networking Products - 0.5%
   9,035,622     Cisco Systems, Inc.* .......................        153,424,862

Oil - Field Services - 0.5%
   2,169,155     Schlumberger, Ltd. .........................        143,814,977

Oil Companies - Exploration and Production - 0.1%
     462,210     Anadarko Petroleum Corp. ...................         29,868,010

Oil Companies - Integrated - 4.7%
  14,538,502     BP Amoco PLC** .............................        130,428,320
   1,942,665     Exxon Mobil Corp. ..........................        172,120,119
 517,714,000     PetroChina Co., Ltd.** .....................        110,858,249
   7,806,325     Petroleo Brasileiro S.A. (ADR) .............        210,770,775
   6,790,470     Repsol - YPF S.A.** ........................        125,819,622
   3,896,726     Total Fina Elf** ...........................        580,378,620

                                                                   1,330,375,705

Optical Supplies - 0.3%
   1,204,000     Hoya Corp.** ...............................         78,944,422

Petrochemicals - 0.8%
  28,913,606     Reliance Industries, Ltd. ..................        211,773,705

Publishing - Periodicals - 0.7%
   7,233,705     Wolters Kluwer N.V.** ......................        199,958,173

Retail - Discount - 1.5%
   8,303,340     Wal-Mart Stores, Inc. ......................        429,614,812

Retail - Restaurants - 0.3%
   3,161,080     McDonald's Corp. ...........................         86,929,700

Security Services - 0.9%
  13,508,646     Securitas A.B. - Class B ...................        262,386,039

Semiconductor Components/Integrated Circuits - 0.8%
   3,604,500     Linear Technology Corp. ....................        173,160,180
  18,020,000     Taiwan Semiconductor
                   Manufacturing Company, Ltd.* .............         49,822,049

                                                                     222,982,229

Semiconductor Equipment - 0.5%
   2,377,697     ASM Lithography Holding N.V.*,** ...........    $    62,816,687
   3,072,780     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         83,180,155

                                                                     145,996,842

Telecommunication Equipment - 4.1%
   2,879,105     Comverse Technology, Inc.* .................        197,218,693
   3,350,636     Himachal Futuristic Communications, Ltd. ...         11,923,321
  10,228,977     Nokia Oyj** ................................        338,254,270
  17,679,165     Nokia Oyj (ADR)** ..........................        604,450,651

                                                                   1,151,846,935

Telecommunication Equipment - Fiber Optics - 0.2%
   2,401,955     JDS Uniphase Corp.* ........................         51,353,798

Telecommunication Services - 1.3%
   4,937,875     Amdocs, Ltd.*,** ...........................        290,840,837
   5,551,158     COLT Telecom Group PLC*,** .................         76,655,020

                                                                     367,495,857

Telephone - Integrated - 4.6%
  16,498,070     America Movil S.A. de C.V. - Series L (ADR)*        303,564,488
       9,528     Nippon Telegraph & Telephone Corp.** .......         60,545,428
  15,550,467     Telefonica S.A.*,** ........................        263,041,372
   1,969,180     Telefonica S.A. (ADR)*,** ..................         98,970,987
  16,498,070     Telefonos de Mexico S.A. (ADR) .............        570,833,222

                                                                   1,296,955,497

Television - 0.2%
  11,028,000     Television Broadcasts, Ltd.** ..............         55,712,753

Wire and Cable Products - 0.4%
   9,699,000     Furukawa Electric Company, Ltd.** ..........        115,805,430
--------------------------------------------------------------------------------
Total Common Stock (cost $22,226,122,258) ...................     25,335,428,257
--------------------------------------------------------------------------------
Preferred Stock - 1.8%
Automotive - Cars and Light Trucks - 0.4%
     374,770     Porsche A.G.** .............................        122,600,838

Oil Companies - Integrated - 1.4%
  15,815,700     Petroleo Brasileiro S.A. (ADR) .............        384,321,510
--------------------------------------------------------------------------------
Total Preferred Stock (cost $487,183,073) ...................        506,922,348
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
$400,000,000     Morgan Stanley Dean Witter & Co., 4.66%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $400,051,778
                   collateralized by $732,622,963 in
                   U.S. Government Agencies, 0%-612.878%
                   8/25/15-4/1/31; with a value of
                   $409,252,593 (cost $400,000,000) .........        400,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.2%
                 CIT Group, Inc.
  60,000,000       4.63%, 5/1/01
                   (amortized cost $60,000,000) .............         60,000,000
--------------------------------------------------------------------------------
Time Deposits - 3.6%
                 Societe Generale, New York
 319,900,000       4.6875%, 5/1/01 ..........................        319,900,000
                 UBS Financial, Inc.
 700,700,000       4.65625%, 5/1/01 .........................        700,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,020,600,000) ...................      1,020,600,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Worldwide Fund April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 2.3%
                 Fannie Mae
$ 50,000,000       5.22%, 5/3/01 ............................    $    49,985,653
                 Federal Home Loan Bank System:
  25,000,000       5.20%, 5/4/01 ............................         24,989,167
  25,000,000       5.24%, 5/11/01 ...........................         24,963,611
  25,000,000       5.10%, 5/15/01 ...........................         24,950,417
  50,000,000       4.67%, 5/25/01 ...........................         49,844,333
  50,000,000       5.22%, 5/31/01 ...........................         49,790,833
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
  75,000,000       4.78%, 6/13/01 ...........................         74,571,792
  50,000,000       5.81%, 6/22/01 ...........................         49,580,389
  50,000,000       4.96%, 7/6/01 ............................         49,625,000
  25,000,000       4.93%, 7/16/01 ...........................         24,781,250
  50,000,000       4.05%, 7/24/01 ...........................         49,500,000
  50,000,000       4.62%, 9/17/01 ...........................         49,187,500
                 Freddie Mac
 100,000,000       4.59%, 10/15/01 ..........................         98,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $644,339,451) ..........        644,766,730
--------------------------------------------------------------------------------
Total Investments (total cost $24,838,244,782) - 99.2% ......     27,967,717,335
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%        214,675,167
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $28,182,392,502
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                             % of Investment Securities      Market Value
--------------------------------------------------------------------------------
Bermuda                                                   4.0%   $ 1,126,142,758
Brazil                                                    2.1%       595,092,285
Canada                                                    0.8%       233,146,377
Finland                                                   3.4%       942,704,921
France                                                    8.0%     2,228,030,651
Germany                                                   1.5%       419,867,545
Hong Kong                                                 4.6%     1,283,906,904
India                                                     0.8%       223,697,026
Israel                                                    0.7%       200,160,612
Japan                                                     8.7%     2,442,124,909
Mexico                                                    4.1%     1,141,640,034
Netherlands                                               4.5%     1,269,950,730
South Korea                                               0.3%        73,598,178
Spain                                                     4.2%     1,164,515,029
Sweden                                                    2.0%       562,029,261
Switzerland                                               3.0%       846,478,287
Taiwan                                                    0.2%        49,822,049
United Kingdom                                            6.1%     1,695,303,248
United States++                                          41.0%    11,469,506,531
--------------------------------------------------------------------------------
Total                                                   100.0%   $27,967,717,335

++Includes Short-Term Securities (33.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/8/01              12,400,000    $   17,745,640    $    (143,840)
British Pound 5/14/01             91,200,000       130,488,960         1,189,360
British Pound 10/26/01           130,200,000       185,548,020           572,880
British Pound 11/2/01             10,000,000        14,249,000           126,000
British Pound 11/9/01            104,300,000       148,596,210         3,716,451
Candian Dollar 5/7/01              3,300,000         2,148,158            92,168
Candian Dollar 7/16/01            40,000,000        26,029,804         (245,477)
Candian Dollar 8/10/01             3,200,000         2,082,249           (6,349)
Euro 5/7/01                      442,000,000       392,363,400         8,126,184
Euro 5/14/01                     592,300,000       525,725,480        25,477,677
Euro 7/19/01                     220,000,000       195,052,000        10,044,180
Euro 10/26/01                    362,860,000       321,312,530         3,084,310
Euro 11/9/01                     935,300,000       828,208,150        19,417,593
Hong Kong Dollar
  5/7/01                       5,982,300,000       767,118,896       (5,906,873)
Hong Kong Dollar
  5/10/01                         18,000,000         2,308,225             1,096
Hong Kong Dollar
  6/27/01                      1,445,600,000       185,404,643           147,714
Japanese Yen 5/7/01           25,850,000,000       209,156,102        31,103,194
Japanese Yen 7/19/01           8,200,000,000        66,945,661         4,358,686
Japanese Yen 8/10/01          37,620,000,000       307,908,636        51,098,986
Japanese Yen 10/26/01         62,160,000,000       513,308,362       (3,133,542)
Japanese Yen 11/2/01          58,280,000,000       481,664,835       (4,695,753)
Japanese Yen 11/9/01          22,600,000,000       186,936,141         2,113,857
South Korean Won
  5/15/01                     30,600,000,000        23,252,280         4,156,968
South Korean Won
  7/16/01                     15,500,000,000        11,760,243         1,177,987
South Korean Won
  7/23/01                      2,900,000,000         2,198,635            54,842
South Korean Won
  8/10/01                     12,200,000,000         9,242,424           444,000
Swiss Franc 5/7/01               127,600,000        73,659,297         3,773,526
Swiss Franc 10/26/01             276,200,000       160,301,799         1,692,336
Swiss Franc 11/9/01              171,050,000        99,326,403         2,368,008
--------------------------------------------------------------------------------
Total                                           $5,890,042,183    $  160,206,169

See Notes to Schedule of Investments.

                                          Janus Worldwide Fund April 30, 2001  5

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $ 24,838,245

Investments at value                                                $ 27,967,717
  Cash                                                                        --
  Receivables:
    Investments sold                                                     213,738
    Fund shares sold                                                      23,092
    Dividends                                                             46,471
    Interest                                                               1,069
  Other assets                                                                71
  Forward currency contracts                                             160,206
--------------------------------------------------------------------------------
Total Assets                                                          28,412,364
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                       4,193
    Investments purchased                                                169,467
    Fund shares repurchased                                               34,509
    Advisory fees                                                         14,240
    Transfer agent fees and expenses                                       4,353
  Accrued expenses                                                         3,209
--------------------------------------------------------------------------------
Total Liabilities                                                        229,971
--------------------------------------------------------------------------------
Net Assets                                                          $ 28,182,393
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          546,593

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      51.56
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Worldwide Fund April 30, 2001

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     96,620
  Dividends                                                              109,670
  Foreign tax withheld                                                   (9,686)
--------------------------------------------------------------------------------
Total Investment Income                                                  196,604
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          101,723
  Transfer agent fees and expenses                                        28,022
  Registration fees                                                           39
  Postage and mailing expenses                                               587
  Custodian fees                                                           5,010
  Printing expenses                                                          766
  Audit fees                                                                  35
  Trustees' fees and expenses                                                 49
  Other expenses                                                             173
--------------------------------------------------------------------------------
Total Expenses                                                           136,404
Expense and Fee Offsets                                                  (2,678)
Net Expenses                                                             133,726
Net Investment Income/(Loss)                                              62,878
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,669,969)
  Net realized gain/(loss) from foreign currency transactions            257,102
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (5,553,064)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (6,965,931)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(6,903,053)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Worldwide Fund April 30, 2001  7

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     62,878   $     48,578
  Net realized gain/(loss) from investment and
    foreign currency transactions                                 (1,412,867)      3,740,952
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (5,553,064)        691,457
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (6,903,053)      4,480,987
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                            (216,418)       (11,268)
  Net realized gain from investment transactions*                 (3,433,186)      (546,250)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (3,649,604)      (557,518)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                       2,603,394     19,694,228
  Reinvested dividends and distributions                            3,556,157        542,885
  Shares repurchased                                              (5,199,744)   (10,476,660)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               959,807      9,760,453
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (9,592,850)     13,683,922
Net Assets:
  Beginning of period                                              37,775,243     24,091,321
--------------------------------------------------------------------------------------------
  End of period                                                  $ 28,182,393   $ 37,775,243
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $ 26,635,348   $ 25,675,541
  Accumulated net investment income/(loss)*                         (136,501)         17,039
  Accumulated net realized gain/(loss) from investments*          (1,605,309)      3,240,744
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                   3,288,855      8,841,919
--------------------------------------------------------------------------------------------
                                                                 $ 28,182,393   $ 37,775,243
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          46,371        253,875
  Reinvested distributions                                             60,335          7,675
--------------------------------------------------------------------------------------------
Total                                                                 106,706        261,550
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (94,081)      (136,824)
Net Increase/(Decrease) in Fund Shares                                 12,625        124,726
Shares Outstanding, Beginning of Period                               533,968        409,242
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     546,593        533,968
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $ 11,621,720   $ 29,298,203
  Proceeds from sales of securities                                13,856,178     19,797,076
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Worldwide Fund April 30, 2001

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31     2001          2000            1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     70.74    $    58.87      $    41.52    $    40.05    $    34.60    $    27.65
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .13           .03             .02          1.26         (.08)           .49
  Net gains on securities (both realized
      and unrealized)                             (12.39)         13.15           17.51          3.01          7.73          7.79
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (12.26)         13.18           17.53          4.27          7.65          8.28
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)            (.41)         (.03)           (.18)        (1.35)         (.15)         (.26)
  Distributions (from capital gains)               (6.51)        (1.28)              --        (1.45)        (2.05)        (1.07)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (6.92)        (1.31)           (.18)        (2.80)        (2.20)        (1.33)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     51.56    $    70.74      $    58.87    $    41.52    $    40.05    $    34.60
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    (18.57)%        22.41%          42.33%        11.40%        23.34%        31.00%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $28,182,393   $37,775,243     $24,091,321   $13,931,990   $10,358,225   $ 4,467,185
Average Net Assets for the Period
  (in thousands)                              $31,603,907   $38,726,913     $18,892,896   $13,078,350   $ 7,783,669   $ 2,953,495
Ratio of Gross Expenses to
  Average Net Assets**(1)                           0.87%         0.88%           0.89%         0.92%         0.97%         1.02%
Ratio of Net Expenses to
  Average Net Assets**(1)                           0.85%         0.86%           0.88%         0.90%         0.95%         1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                    0.40%         0.13%           0.07%         0.47%         0.65%         0.73%
Portfolio Turnover Rate**                             83%           58%             68%           86%           79%           80%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Worldwide Fund April 30, 2001  9

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                     Purchases                  Sales                 Realized          Dividend       Market Value
                                Shares       Cost      Shares           Cost         Gain/(Loss)         Income         at 4/30/01
------------------------------------------------------------------------------------------------------------------------------------
Assa-Abloy A.B. - Class B         --          --     3,702,518     $ 29,535,663     $  31,144,173                --     $299,643,222
Lattice Semiconductor Co.         --          --     6,384,830      202,702,912       (71,128,030)               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                   $232,238,575     $ (39,983,857)                      $299,643,222
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Worldwide Fund April 30, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Worldwide Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                         Janus Worldwide Fund April 30, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Worldwide Fund April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                $78,441                $58,845         $1,202,084
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $24,974,294,853  $4,812,187,223   $(1,818,764,741) $2,993,422,482
--------------------------------------------------------------------------------

                                         Janus Worldwide Fund April 30, 2001  13

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

14  Janus Worldwide Fund April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Worldwide Fund April 30, 2001  15

Notes

16  Janus Worldwide Fund April 30, 2001

Notes

                                         Janus Worldwide Fund April 30, 2001  17

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                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                      WW41-06/01